Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made and entered into as of December 28, 2003 (this “Agreement”), by and between SAFLINK Corporation, a Delaware corporation (the “Company”), and Biometric Solutions Group, Inc., a Delaware corporation (“Purchaser”).

A. Upon the terms and subject to the conditions of the Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), the Company has agreed to issue and sell shares of its Common Stock (the “Shares”) to Purchaser.

B. To induce Purchaser to execute and deliver the Purchase Agreement and to consummate the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Shares.

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and Purchaser hereby agree as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(l).

“Board” shall have the meaning set forth in Section 3(l).

“Business Day” means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of Washington generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Shares” shall have the meaning set forth in the definition of “Registrable Securities.”

“Common Stock” means the Company’s Common Stock, $0.01 par value.

“Effectiveness Date” means with respect to the Registration Statement the earlier of (x) the 90th day following the Closing Date, before which the Company will use its best efforts to cause the registration statement to become effective and (y) the date which is within five (5) Business Days of the date on which the Commission informs the Company that it may request the acceleration of the effectiveness of the Registration Statement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date that the Registration Statement is required to be filed which date shall be as soon as reasonably practicable after the Closing Date, but in any event, within thirty (30) days thereafter.

“Holder” means collectively, each holder from time to time of Registrable Securities including, without limitation, Purchaser and its assignees.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Losses” shall have the meaning set forth in Section 6(a).

“NASDAQ Market” shall mean the NASDAQ SmallCap Market and the NASDAQ National Market.

“OTC” shall mean the over-the-counter electronic bulletin board.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issued and issuable pursuant to the Purchase Agreement, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the “Common Shares”); until in the case of any of the Common Shares a Registration Statement covering such Common Share has been declared effective by the SEC and continues to be effective during the Effectiveness Period.

“Registration Statement” means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

2. Registration. On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities as would permit or facilitate the sale and distribution of all the Registrable Securities in the manner reasonably requested by the Holder. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain (except if otherwise directed by Purchaser) the “Plan of Distribution” attached hereto as Exhibit A. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement, other than the securities issued to Purchaser pursuant to the Purchase Agreement, (ii) use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review) as soon as practicable after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold, or (y) the third (3rd) anniversary of the Closing Date (the “Effectiveness Period”).

3. Registration Procedures; Company’s Obligations. In connection with the registration of the Registrable Securities, the Company shall:

(a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and use commercially reasonable efforts to cause the Registration Statement to become effective and remain effective as provided herein.

(b) (i) Use its best efforts to prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) use its best efforts to cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) use its best efforts to comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the

Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holder of Registrable Securities to be sold promptly (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company shall promptly furnish to special counsel to the Holder, without charge, (i) any correspondence from the Commission or the Commission’s staff to the Company or its representatives relating to any Registration Statement and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

(e) If requested by the Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f) Furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) Promptly deliver to the Holder, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

(j) Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the NASDAQ Market or the OTC and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

(l) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a registration statement and suspend the sale of Registrable Securities under a Registration Statement one (1) time every three (3) months or three (3) times in any twelve month period, provided that the Company may not suspend its obligation for more than sixty (60) days in the aggregate in any twelve month period (each, a “Blackout Period”); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions.

(m) Within five (5) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, deliver, and cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

4. Registration Procedures; Holder’s Obligations.

In connection with the registration of the Registrable Securities, the Holder shall:

(a) Cooperate with the Company in all respects, including supplying, in a timely manner, all information reasonably requested by the Company (which shall include all information regarding the Holder and the proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and delivering all documents reasonably requested in connection with the registration and sale of the Registrable Securities in usual and customary form.

(b) If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(c) (i) not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and confirmation that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

(d) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(l), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

5. Registration Expenses.

All reasonable fees and expenses incident to the performance of or compliance with this Agreement (excluding underwriting, brokerage and other selling commissions and discounts) shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ Market or the OTC and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Purchaser, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b) Indemnification by Purchaser. Purchaser and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. In no event shall Purchaser’s liability for indemnification under this Section 6(b) exceed the aggregate amount invested by Purchaser under the Purchase Agreement.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 6(a) or 6(b) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel reasonably acceptable to the Indemnifying Party that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

7. Rule 144.

As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8. Miscellaneous.

(a) Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. In the event of a breach by the Company or by the Holder, of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holder, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to Holders set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

(c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement.

(d) Governing Law; Jurisdiction. This Agreement shall in all respects be construed, enforced, and given effect according to the laws of the State of Washington without reference to principles of conflicts of laws. Each of the parties hereby submits to the exclusive jurisdiction and venue of the State of Washington for purposes of any legal or equitable action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

(e) Amendments and Waivers. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and Holders of at least a majority in interest of the then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 8(e) shall be binding upon Holder (and its permitted assigns) and the Company.

(f) Notices. All notices to a party shall be addressed to such party at the address or facsimile set forth below or to such other place as may be designated by written notice to the other party.

Notice shall be deemed received (a) immediately upon being delivered, when delivered by hand; (b) upon receipt of confirmation, when sent by facsimile with the original thereof sent by first-class mail, postage prepaid; (c) three (3) business days after being sent by certified mail, postage prepaid, return receipt requested; or (d) upon receipt of proof of delivery, when delivered by a private courier. For purposes hereof, the addresses of the parties shall be as follows:

Purchaser:	Biometric Solutions Group, Inc.
c/o Erwin Harvey PC
11238 John Galt Blvd.
Omaha, NB 68137
Telephone: (402) 339-7776
Facsimile: (402) 339-7382

With a copy to each of:	Kutak Rock LLP
1650 Farnam Street
Omaha, NB 68102
Attention: Steven P. Amen
Telephone: (402) 346-6000
Facsimile: (402) 346-1148

Piliero, Mazza and Pargament, PLLC
888 17th Street, NW, Suite 1100
Washington DC 20006
Attention: Andrew P. Hallowell
Telephone: (202) 857-1000
Facsimile: (202) 857-0200

The Company:	SAFLINK Corporation
777 108th Avenue NE, Suite 2100
Bellevue, WA 98004
Attention: Chief Financial Officer
Telephone: (425) 278-1100
Facsimile: (425) 278-1299

With a copy to:	Gray, Cary, Ware & Freidenrich LLP
701 Fifth Avenue, Suite 7000
Seattle, Washington 98104-7044
Attention: W. Michael Hutchings
Telephone: (206) 839-4800
Facsimile: (206) 839-4801

(g) Successors; Assigns. No party shall, without the prior express written consent of the other parties, which consent shall not be unreasonably withheld or delayed, assign this Agreement in whole or in part; provided, however, without Purchaser’s consent, the Company may (i) assign this Agreement in the event of a merger, tender offer, sale of assets or similar transaction of or involving such assigning party; (ii) assign any or all of its rights and interests hereunder to one or more of its affiliates, and (iii) designated one or more of its affiliates to perform its obligations hereunder (in any or all of which cases the Company, as the case may be, nonetheless shall remain responsible for the performance of all of its obligations hereunder). All terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the respective successors and permitted assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

(h) Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and shall be for no less than 50% of the Registrable Securities. In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns. In the event of an assignment pursuant to this Section 8(h), Purchaser shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of Purchaser.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be deemed to be original signatures for all applicable purposes.

(j) Termination. This Agreement shall terminate on the date when all Registrable Securities have been sold.

(k) Severability. If any one or more of the provisions contained in this Agreement is held for any reason to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(l) Captions; Headings. The captions and headings in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

PURCHASER:

Biometric Solutions Group, Inc.,
a Delaware corporation

By:
Name:
Title:

COMPANY:

SAFLINK Corporation,
a Delaware corporation

By:
Name:
Title:

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling stockholder. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

•	transactions on the New York Stock Exchange or on any national securities exchange or U.S. inter-dealer system of a registered national securities association on which our common stock may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	in connection with short sales of the shares;

•	by pledge to secure or in payment of debt and other obligations;

•	through the writing of options, whether the options are listed on an options exchange or otherwise;

•	in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

•	through a combination of any of the above transactions.

The selling stockholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

We entered into a registration rights agreement for the benefit of the selling stockholder to register our common stock under applicable federal and state securities laws. The registration rights agreement provides for cross- indemnification of the selling stockholder and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholder incident to the offering and sale of the common stock.

EXHIBIT B

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

U.S. Stock Transfer Corporation

1745 Gardena Avenue

Glendale, CA 91204-299

Attn: Richard C. Brown

Re: SAFLINK Corporation

Ladies and Gentlemen:

We are counsel to SAFLINK Corporation, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of December 28, 2003, by and between the Company and the purchaser (“Purchaser” and “Holder”) named therein pursuant to which the Company issued to Purchaser shares (the “Common Shares”) of its Common Stock, $0.01 par value per share (the “Common Stock”). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with Purchaser (the “Registration Rights Agreement”), dated as of December 28, 2003, pursuant to which the Company agreed, among other things, to file a registration statement covering the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Shares, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                  , 2004, the Company filed a Registration Statement on Form S-3 (File No. 333-            ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Securities which names the Holder as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of the Registration Statement.

Very truly yours,

By: